UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2013
Date of Report (Date of earliest event reported)

PASSPORT POTASH INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-54751	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

608 - 1199 West Pender Street Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 687-0300
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

Item 2.03       Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 3.02 with respect to the Debentures (as defined below) of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02       Unregistered Sale of Equity Securities.

On April 4, 2013, we issued an aggregate of US$200,000 in convertible debentures (each a "Debenture" and collectively, the "Debentures") having a term until April 4, 2014 (the "Maturity Date") and an interest rate of 15% per annum which shall accrue and be payable on the earlier of the Maturity Date or the date the entire principal amount of each Debenture is converted. The principal amount of the Debentures is convertible into shares of our common stock at the option of the holder, in whole or in part, at a price of US$0.19 (the "Conversion Price") per share until the Maturity Date. The Conversion Price of the shares of common stock underlying each Debenture is subject to adjustment upon a reclassification or other change in our outstanding common stock and certain distributions to all holders of our common stock. In addition, each holder of a Debenture received five common share purchase warrants (each a "Warrant") for each US$1.00 of principal amount of Debenture, entitling the holder to acquire one share of our common stock for each Warrant at an exercise price of US$0.19 per share for a period of one year from the date of issuance. The Debentures are secured by a first ranking floating charge security on all of our assets. We relied on exemptions from registration under the U.S. Securities Act of 1933, as amended, provided by Rule 506 of Regulation D and/or Section 4(a)(2) for the US investors, based on representations and warranties provided by the investors in the Debentures in their respective subscription agreements entered into between us and each investor.

The proceeds from the Debenture offering will be used for the preliminary economic assessment and for general working capital.

SECTION 8 - OTHER EVENTS

Item 8.01       Other Events

On April 4, 2013, we issued a news release announcing the closing of the convertible debenture private placement as described in Item 3.02 above.

A copy of the press release is attached as Exhibit 99.2 hereto.

Item 9.01       Financial Statements and Exhibits

(a)        Financial Statements of Business Acquired

Not applicable.

(b)        Pro forma Financial Information

Not applicable.

(c)        Shell Company Transaction

Not applicable.

(d)        Exhibits
Exhibit	Description
99.1	Form of Convertible Debenture (1)
99.2	Press Release dated April 4, 2013.

(1)       Filed as an exhibit to our Current Report on Form 8-K as filed with the SEC on February 25, 2013 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSPORT POTASH INC.
Date: April 4, 2013	/s/ Laara Shaffer Name: Laara Shaffer Title: Chief Financial Officer and a director

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